                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of June, 2001.



                                                     /s/ Duane D. Benson
                                                     ---------------------------
                                                     Duane D. Benson

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of June, 2001.



                                                     /s/ Allan R. DeBoer
                                                     ---------------------------
                                                     Allan R. DeBoer

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of June, 2001.



                                                     /s/ Timothy R. Geisler
                                                     ---------------------------
                                                     Timothy R. Geisler

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of June, 2001.



                                                     /s/ Susan K. Kolling
                                                     ---------------------------
                                                     Susan K. Kolling

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of June, 2001.



                                                     /s/ Mahlon Schneider
                                                     ---------------------------
                                                     Mahlon Schneider

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of June, 2001.



                                                     /s/ Roger P. Weise
                                                     ---------------------------
                                                     Roger P. Weise

                                                                    EXHIBIT 24.1



                               HMN FINANCIAL, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of HMN Financial, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael McNeil and Timothy P. Johnson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 2001 Omnibus Stock Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of June, 2001.



                                                     /s/ Richard J. Ziebell
                                                     ---------------------------
                                                     Richard J. Ziebell